UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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Filed by a Party other than the Registrant ☐

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☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material under §240.14a-12

The Travelers Companies, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on May 27, 2014. Meeting Information THE TRAVELERS COMPANIES, INC. Meeting Type: Annual Meeting For holders as of: March 31, 2014 Date: May 27, 2014 Time: 1:00 p.m., EDT Location: Hartford Marriott Downtown 200 Columbus Boulevard Hartford, CT 06103 You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet or by mail. You may view the proxy materials online and/or download a printable copy at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review the complete proxy materials, which contain important information, before voting. 485 LEXINGTON AVENUE NEW YORK, NY 10017 M71395-P51155-Z62788-Z62774 See the reverse side of this notice to obtain proxy materials and voting instructions.

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: Proxy Materials Available to VIEW or RECEIVE: 1. NOTICE AND PROXY STATEMENT 2. ANNUAL REPORT How to View Online: Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, or proxy materials for future shareholder meetings, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line. . XXXX XXXX XXXX . XXXX XXXX XXXX Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 13, 2014 to facilitate timely delivery. M71396-P51155-Z62788-Z62774 How To Vote Please Choose One of the Following Voting Methods Vote In Person: Should you choose to vote these shares in person at the meeting, you must meet the attendance requirements set forth in the Proxy Statement. You will need proof of identification along with either this Notice, your proxy card or proof of ownership. At the meeting you will need to request a ballot to vote these shares. For driving directions to the meeting, please see the "Notice of Internet Availability of Proxy Materials – FAQs" posted at www.travelers.com under "For Investors". Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the 12-digit number printed in the box marked by the arrow available and follow the instructions. Vote By Mail: You can vote by mail only by requesting a paper copy of the materials, which will include a proxy card. . XXXX XXXX XXXX

Voting Items The Board of Directors recommends you vote FOR each of the Nominees listed in Proposal 1, and FOR Proposals 2, 3 and 4. 1. Election of the twelve directors listed below. Nominees: 2. Ratification of the appointment of KPMG LLP as Travelers' independent registered public accounting firm for 2014. 1a. Alan L. Beller 3. Non-binding vote to approve executive compensation. 1b. John H. Dasburg 4. Approve The Travelers Companies, Inc. 2014 Stock Incentive Plan. 1c. Janet M. Dolan The Board of Directors recommends you vote AGAINST Proposal 5. 1d. Kenneth M. Duberstein 5. Shareholder proposal relating to political contributions and expenditures, if presented at the Annual Meeting of Shareholders. 1e. Jay S. Fishman 1f. Patricia L. Higgins NOTE: Such other business as may properly come before the meeting or any adjournment thereof. 1g. Thomas R. Hodgson 1h. William J. Kane M71397-P51155-Z62788-Z62774 1i. Cleve L. Killingsworth Jr. 1j. Philip T. Ruegger III 1k. Donald J. Shepard 1l. Laurie J. Thomsen

M71398-P51155-Z62788-Z62774

To:   Employee Shareholders of The Travelers Companies, Inc.

Enclosed are your proxy card and instructions for voting any shares of stock of The Travelers Companies, Inc. (the “Company”) held for your account in the Company’s 401(k) Savings Plan.

By now, you also should have received an email with a link that allows you to view or download the following materials online: (1) the 2013 Annual Report of The Travelers Companies, Inc. and (2) the Company’s Notice of Annual Meeting and Proxy Statement, dated April 11, 2014.  Please refer to these materials when voting your shares.

If you have not received the e-mail regarding the Annual Report and the Proxy Statement, you may view or download them online at www.proxyvote.com.  Also, you may request paper copies of both documents by sending an e-mail to Bob Bradshaw in Hartford or Amy Tauzell in Saint Paul.  Please include your full name and mail code in the request.

April 11, 2014

THE TRAVELERS COMPANIES, INC.

2014 ANNUAL MEETING OF SHAREHOLDERS

IMPORTANT VOTING INSTRUCTIONS FOR PARTICIPANTS IN

THE TRAVELERS COMPANIES, INC.

401(k) SAVINGS PLAN

Dear Participant,

As described in the proxy statement, the annual meeting of shareholders of The Travelers Companies, Inc. (the “Company”) will be held on May 27, 2014 at 1:00 p.m., Eastern Daylight Time, at the Harford Marriott Downtown, 200 Columbus Boulevard, Hartford, CT 06103 (“Annual Meeting”).  The purpose of the Annual Meeting is to consider and to vote upon the following matters:

•                 Election of the 12 directors listed in the proxy statement.

•                 Ratification of the appointment of KPMG LLP as the independent registered public accounting firm of the Company for 2014.

•                 Non-binding vote to approve executive compensation.

•                 Approve The Travelers Companies, Inc. 2014 Stock Incentive Plan.

•                 Shareholder proposal relating to political contributions and expenditures, if presented at the Annual Meeting of Shareholders.

•                 Consideration of such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

Please read the proxy statement as it contains important information concerning these matters.

The enclosed proxy card identifies the number of shares you are entitled to vote within the Company’s 401(k) Savings Plan (“Savings Plan”).  If you are also a shareholder of record, the number of shares you own of record on the books of our stock transfer agent, Wells Fargo Bank, N.A., is shown separately on the proxy card after the words “Travelers Common.”

Savings Plan

If you are a participant in the Savings Plan, you are entitled to vote shares of Company common stock held in the Savings Plan for your account as of the record date, March 31, 2014.  To vote shares held in the Savings Plan for your account (which includes a Common Stock Fund), you must direct the trustee, Fidelity Management Trust Company, how to vote the shares.

Voting Instructions

The enclosed proxy card will serve as voting instructions to the trustee for the shares held for you through the Savings Plan.  Alternatively, you may direct the trustee how to vote by using the same telephone or Internet voting procedures described on the enclosed proxy card.  Your voting directions will be kept confidential.

All voting instructions for shares held for you under the Savings Plan, whether transmitted by mail, telephone or Internet, must be received no later than 11:59 P.M. Eastern Daylight Time on May 22, 2014, in order to be processed in a timely manner.

•                 If your voting instructions with respect to shares held for you under the Savings Plan are not received by 11:59 P.M. Eastern Daylight Time on May 22, 2014, the trustee will vote shares held for you under the Savings Plan in the same proportion as shares for which voting directions from other participants have been received by the trustee.

Questions regarding the voting of Company stock held in the Savings Plan should be directed to me at (917) 778-6828.

Sincerely,

Matthew S. Furman
Senior Vice President and
Corporate Secretary

To:  Former Employee Shareholders of The Travelers Companies, Inc.

Enclosed are your proxy card and instructions for voting any shares of stock of The Travelers Companies, Inc. (the “Company”) held for your account in the Company’s 401(k) Savings Plan.

In addition, enclosed are the following materials: (1) the 2013 Annual Report of The Travelers Companies, Inc. and (2) the Company’s Notice of Annual Meeting and Proxy Statement, dated April 11, 2014.  You may also view or download these materials online at www.proxyvote.com.  Please refer to these materials when voting your shares.

April 11, 2014